                                                              EXHIBIT (a)(1)(ii)




                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE PREFERRED STOCK)
                                       OF
                          CYPRESS COMMUNICATIONS, INC.
                                       AT
                               $3.50 NET PER SHARE
                                       BY
                            CYPRESS MERGER SUB, INC.
                          A WHOLLY OWNED SUBSIDIARY OF
                               U.S. REALTEL, INC.



  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 19, 2002, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer Is:
                        LASALLE BANK NATIONAL ASSOCIATION

                            By Facsimile Transmission
                                 (312) 904-2236

                              Confirm by Telephone:
                                 (312) 904-2584

  By Mail or Overnight Courier:                          By Hand in New York:
LaSalle Bank National Association                        The Bank of New York
     135 South LaSalle Street                           ATTN: Rolando Salazar
            Room 1811                                15 Broad Street, 16th Floor
     Chicago, Illinois 60603                           New York, New York 10286


                                           DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------
   Names and Address(es) of Registered Holder(s)
   (Please fill in, if blank, exactly as name(s)                  Share Certificate(s) and Shares Tendered
         appear(s) on Share Certificate(s)                         (Attach additional list, if necessary)
---------------------------------------------------- --------------------- ----------------------- ----------------------
                                                      Share Certificate       Total Number of        Number of Shares
                                                          Number(s)*        Shares Evidenced by         Tendered**
                                                                            Share Certificate(s)*
---------------------------------------------------- --------------------- ----------------------- ----------------------

                                                     --------------------- ----------------------- ----------------------

                                                     --------------------- ----------------------- ----------------------

                                                     --------------------- ----------------------- ----------------------
                                                         Total Shares
---------------------------------------------------- --------------------- ----------------------- ----------------------

*        Need not be completed by shareholders delivering Shares by Book-Entry
         Transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

         This Letter of Transmittal is to be completed by shareholders of Cypress Communications, Inc. either (i) if certificates ("Share Certificates") representing shares of its Common Stock, par value $.001 per share, including the associated rights to purchase preferred stock pursuant to the Rights Agreement (as defined in the Offer to Purchase) (the "Rights" and together with the Common Stock, the "Shares"), are to be forwarded herewith or, (ii) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by Book-Entry Transfer to an account maintained by LaSalle Bank National Association (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of "The Tender Offer" of the Offer to Purchase, dated January 22, 2002 (the "Offer to Purchase"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date of the Offer or who are unable to complete the procedure for Book-Entry Transfer prior to the Expiration Date of the Offer may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of "The Tender Offer" of the Offer to Purchase. See Instruction 2 below.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
                     PLEASE READ THE INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY.

[ ]      CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
         TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       -----------------------------------------

                  Provide Account Number and Transaction Code Number:

         Account Number:
                         -------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

         Name(s) of Registered Holder(s):
                                         ---------------------------------------
         Window Ticket Number (if any):
                                        ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------
         Name of Institution which Guaranteed Delivery:
                                                        ------------------------

         IF DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY, CHECK BOX: [ ]

         Account Number:
                         -------------------------------------------------------

         Transaction Code Number:
                                  ----------------------------------------------
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

         The undersigned hereby tenders to Cypress Merger Sub, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of U.S. RealTel, Inc., a Delaware corporation ("Parent"), the above-described shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock") of Cypress Communications, Inc., a Delaware corporation ("Cypress"), including the associated rights to purchase preferred stock pursuant to the Rights Agreement (as defined in the Offer to Purchase) (the "Rights" and together with the Common Stock, the "Shares"), pursuant to the Offer to Purchase, dated January 22, 2002 (the "Offer to Purchase"), at a price of $3.50 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

         On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment) and subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after January 22, 2002 (collectively, "Distributions"), and appoints LaSalle Bank National Association (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined below) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of, Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Cypress and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

         The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of Cypress' shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights, to the extent permitted under applicable law, with respect to such Shares (and any associated Distributions), including voting at any meeting of shareholders.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

         All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of "The Tender Offer" of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.


                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased and Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Share Certificate(s) to:

Name:
--------------------------------------------------------
                  (PLEASE PRINT)
Address:
--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
                  (ZIP CODE)


--------------------------------------------------------
     (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
        (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)


Account
Number:
         -----------------------------------------------





                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased and Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail Check and Share Certificate(s) to:

Name:
--------------------------------------------------------
                  (PLEASE PRINT)
Address:
--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
                  (ZIP CODE)


--------------------------------------------------------
     (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
        (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                                    IMPORTANT

                             SHAREHOLDERS: SIGN HERE
                   (Please Complete Substitute Form W-9 Below)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF HOLDER(S)

Dated:                  , 2002
       -----------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
         -----------------------------------------------------------------------
                                  PLEASE PRINT

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCLUDE ZIP CODE


Daytime Area Code and Telephone No.:
                                    -------------------------------------------

Taxpayer Identification or
Social Security No.:
                     -----------------------------------------------------------
                    (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                     FINANCIAL INSTITUTIONS: PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule l7Ad-l5 under the Securities Exchange Act of 1934, as amended ("Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

         2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by Book-Entry Transfer set forth in
Section 3 of "The Tender Offer" of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any Book-Entry Transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by Book-Entry Transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent's Message in the case of a Book-Entry Transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

         Shareholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for Book-Entry Transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of "The Tender Offer" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or facsimile thereof) , properly completed and duly executed with any required signature guarantees (unless, in the case of a Book-Entry Transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.

         A properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof with original signature(s)) must accompany each such delivery of Share Certificates to the Depositary.

         THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION) IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile copy thereof with original signature(s)), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

         4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box titled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

         If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile copies thereof containing original signatures) as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

         If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered Owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered Owner(s), or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.


         7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         8. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 15 of the Offer to Purchase - "Certain Conditions of the Offer."

         9. Lost, Destroyed or Stolen Certificates. If any Share Certificate(s) have been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions, indicating the number of Shares lost and delivering the Letter of Transmittal. The shareholder should also contact Cypress' transfer agent, Equiserve (telephone (781)575-3400), for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Depositary in accordance with the Procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

         10. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

         11. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. Each foreign shareholder must complete and submit Form W-8 in order to be exempt from the 31% federal income tax backup withholding due on payments with respect to the Shares.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF CONTAINING ORIGINAL SIGNATURE(S)), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF CONTAINING ORIGINAL SIGNATURE(S)) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such shareholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is his or her social security number. If a shareholder fails to provide a correct TIN to the Depositary, such shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31 percent.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must generally submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Depositary.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         If backup withholding applies and "Applied for" is written in Part I of the Substitute Form W-9 and the Shareholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will retain 31% of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a shareholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such shareholder. If a shareholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 31% of any payment of the purchase price for the tendered Shares made to such shareholder thereafter unless such shareholder furnishes a TIN to the Depositary prior to such payment.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made to a shareholder whose tendered Shares are accepted for purchase for shareholders other than foreign persons who provide an appropriate Form W-8BEN, the shareholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the shareholder's correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding;
(ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. The shareholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                             TO BE COMPLETED BY ALL TENDERING HOLDERS
----------------------------------------------------------------------------------------------------------------------------
                                           PAYER'S NAME: ___________
----------------------------------------------------------------------------------------------------------------------------

                                           PART 1 -- Taxpayer Identification
                                           Number -- For all accounts, enter your          SOCIAL SECURITY NUMBER OR
                                           taxpayer identification number in the        EMPLOYER IDENTIFICATION NUMBER
                                           box at right.  (For most individuals,
                                           this is your social security number.
SUBSTITUTE                                 If you do not have a number, see
                                           "Obtaining a Number" in the enclosed           (IF AWAITING TIN WRITE
FORM W-9                                   Guidelines.)  Certify by signing and               "APPLIED FOR")
DEPARTMENT OF THE TREASURY                 dating below.  Note: If the account is
INTERNAL REVENUE SERVICE                   in more than one name, see the chart
                                           in the enclosed Guidelines to
                                           determine which number to give the
                                           payer.


PAYER'S REQUEST FOR TAXPAYER               PART 2-For Payees Exempt from Backup
IDENTIFICATION NUMBER ("TIN")              Withholding, see the enclosed
                                           Guidelines and complete as instructed
                                           therein.

                                           CERTIFICATION Under penalties of
                                           perjury, I certify that:

                                           (1)      The number shown on this form is my
                                                    correct Taxpayer Identification
                                                    Number (or I am waiting for a
                                                    number to be issued to me), and

                                           (2)      I am not subject to backup
                                                    withholding because: (a) I
                                                    am exempt from backup
                                                    withholding, or (b) I have
                                                    not been notified by the
                                                    Internal Revenue Service
                                                    (the "IRS") that I am
                                                    subject to back-up
                                                    withholding as a result of
                                                    failure to report all
                                                    interest or dividends, or
                                                    (c) the IRS has notified me
                                                    that I am no longer subject
                                                    to backup withholding.

                                           CERTIFICATION INSTRUCTIONS-YOU MUST
                                           CROSS OUT ITEM (2) ABOVE IF YOU HAVE
                                           BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                           CURRENTLY SUBJECT TO BACKUP
                                           WITHHOLDING BECAUSE OF UNDERREPORTING
                                           INTEREST OR DIVIDENDS ON YOUR TAX
                                           RETURN. HOWEVER, IF AFTER BEING
                                           NOTIFIED BY THE IRS THAT YOU WERE
                                           SUBJECT TO BACKUP WITHHOLDING YOU
                                           RECEIVED ANOTHER NOTIFICATION FROM
                                           THE IRS THAT YOU ARE NO LONGER
                                           SUBJECT TO BACKUP WITHHOLDING, DO NOT
                                           CROSS OUT ITEM (2). (ALSO SEE
                                           INSTRUCTIONS IN THE ENCLOSED
                                           GUIDELINES).


                                           SIGNATURE
                                                     -----------------------------------------------------
                                           DATE                                                    , 2002
                                                ---------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:                                            Date:
           -------------------------------------            --------------------

Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                     The Information Agent for the Offer Is:

                       [Innisfree M&A Incorporated Logo]


                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                 Banks and Brokers call collect: (212) 750-5833
                    All others call toll free: (888) 750-5834


January 22, 2002